MERCER FUNDS

SUPPLEMENT TO
THE CLASS Y SHARES PROSPECTUS

DATED JULY 31, 2016

The date of this Supplement is November 23, 2016.

The following change is made in the prospectus of the Class Y-1, Y-2, and Y-3 shares (the “Prospectus”) of the Mercer Funds:

The two paragraphs under the section titled “Purchasing Class Y-3 Shares” on page 106 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares can contact the Advisor. The Funds also have authorized one or more brokers to receive purchase and redemption orders by eligible institutional clients on behalf of the Funds, and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such purchase or redemption orders will be deemed to have been received by the Funds when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, subject to the order being in good form. An order will be priced at the respective Fund’s net asset value next computed after the order is received by the authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through an intermediary, broker or agent.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.